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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) December 22, 1997





                               FFP PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

         Delaware                  1-09510                       75-2147570
State or other jurisdiction      Commission                     IRS Employer
     of incorporation            File Number                  Identification No.



                               2801 Glenda Avenue
                                Fort Worth, Texas
                                   76117-4391
           Address of principal executive offices, including zip code

                                  817.838.4700
               Registrant's telephone number, including area code


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           Former name or former address, if changed from last report



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Item 2.  Acquisition or Disposition of Assets

     On December 22, 1997, FFP Partners, L.P. ("FFPLP"), completed the closing of the acquisition of 107 convenience stores from E-Z Serve Convenience Stores, Inc. ("E-Z Serve"), pursuant to the Purchase and Sale Agreement, attached hereto as Exhibit 2.1, dated as of November 11, 1997, by and between FFPLP and E-Z Serve. The outlets acquired are in eight states, all of which FFPLP currently operates in, with about 80% of them located in Texas. The total purchase price was $12,126,000 in cash. The source of the cash used in the transaction was from FFPLP's working capital credit facility with HSBC Business Loans, Inc., and a loan from Spencer Distributing Company, Inc. ("Spencer"). Prior to the acquisition, the assets acquired were used by E-Z Serve for the operation of convenience stores and FFPLP intends to continue such use.

     Concurrently with the execution of the Purchase and Sale Agreement, FFPLP agreed to sell ten of the 107 convenience stores to Spencer. The total consideration received by FFPLP for such sale was $1,642,000 in cash.

     Subsequent to the closing of the transactions described above, the unitholders of FFPLP approved a restructuring of FFPLP that resulted in dividing it into two companies: one to hold its real estate interests and one to conduct its convenience store, truck stop, and other operations. The restructuring was approved on December 26, 1997, and was effective on December 29, 1997. Accordingly, the convenience stores acquired in the transaction described are now operated by FFP Marketing Company, Inc.


Item 7.   Financial Statements and Exhibits

     (a)  Financial Statements of business acquired.

               Not applicable.

     (b) Pro forma financial information.

               Not applicable.

     (c)  Exhibits.

          2.1 Purchase and Sale Agreement, dated as of November 12, 1997, by and between FFP Partners, L.P. and E-Z Serve Convenience Stores, Inc.

          2.2  Addendum dated November 28, 1997, to Purchase and Sale Agreement.

          99.1 Press release dated November 12, 1997.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FFP PARTNERS, L.P.
                                        (Registrant)

                                        By:  FFP Real Estate Trust
                                             its General Partner


Date:  January 7, 1998                       By:/s/Steven B. Hawkins
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                                               Steven B. Hawkins, Vice President